                                                                    EXHIBIT 10.1

                        FORBEARANCE AGREEMENT AND SECOND
                         AMENDMENT TO THIRD AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (hereinafter, "this Agreement") is executed on this 30th day of June, 1998 (to be effective as of the relevant date hereinafter specified), by FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation ("Fleet"), BANKBOSTON, N.A., a national banking association ("Boston") (Fleet and Boston are collectively referred to as "Lenders" or each individually as "Lender"), Fleet, as agent for Lenders (Fleet, in such capacity, the "Agent"), BRAZOS SPORTSWEAR, L.L.C., a Delaware limited liability corporation ("Brazos"), successor-in-interest by operation of law to Brazos, Inc., a Texas corporation ("Brazos Inc."), and MORNING SUN, INC., a Washington corporation ("Morning Sun") (Brazos and Morning Sun being hereinafter individually and collectively referred to as "Borrowers", as governed by the provisions of Section 1.5 and Section 1.6 of the Loan Agreement [as hereinafter defined]).

                                    RECITALS

         A. Morning Sun, Brazos Inc., Lenders and Agent have entered into that certain Third Amended and Restated Loan and Security Agreement, dated July 2, 1997 (the Third Amended and Restated Loan and Security Agreement, as amended from time to time, being hereinafter referred to as the "Loan Agreement"). Brazos has by operation of law succeeded to all right, title and interest of Brazos Inc. in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).

         B. On the date this document is executed, Borrower is in default of certain obligations to Lenders and Agent under the Loan Agreement and the other Loan Documents.

         C. Borrower has requested that Lenders and Agent forbear from exercising their rights and remedies with respect to such existing defaults up to and including November 30, 1998.

         D. Borrower hereby agrees and acknowledges that Lenders and Agent have no obligation to extend such forbearance past November 30, 1998.

         E. Lenders and Agent have agreed to forbear from exercising their rights and remedies with respect to such existing defaults up to and including November 30, 1998, such forbearance to be upon the terms and conditions set forth in this Agreement.

         F. Borrower has also requested that the Lenders and Agent amend the Loan Agreement in the manner set forth in this Agreement and Lenders and Agent are willing to do so upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:





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



                                    ARTICLE I
                                   DEFINITIONS

       1.01 Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                 EFFECTIVE DATE

        2.01 Except as otherwise provided herein, the Forbearance (as defined in Section 4.01 hereof) and the agreements, consents and amendments contained in this Agreement shall each be effective on the date that all conditions precedent in Section 6.01 hereof are satisfied, and once effective shall be deemed to have been effective as of June 30, 1998.

                                   ARTICLE III
                                EXISTING DEFAULTS

         3.01 As of the date of execution of this Agreement, Borrower hereby acknowledges, confirms and agrees that the following event has occurred (the "Existing Default"), which presently constitutes an Event of Default and entitles Lenders and Agent to exercise their rights and remedies under the Loan
Documents: based on financial information supplied to Lenders and Agent by Borrower, Borrower will fail to maintain for the twelve-month period ending on July 4, 1998, a Fixed Charge Ratio of not less than the ratio set forth in
Section 9.3(B) of the Loan Agreement.

                                   ARTICLE IV
                                   FORBEARANCE

         4.01 In reliance upon the representations, warranties and covenants of Borrower contained in this Agreement and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, each of the Lenders and Agent hereby agrees to forbear up to and including November 30, 1998, from exercising its rights and remedies under the Loan Documents as a result of the Existing Default (the "Forbearance"). If not sooner terminated pursuant to the terms of this Agreement, the Forbearance shall automatically terminate on December 1, 1998, and on and after such date each of the Lenders and Agent shall be entitled to exercise its available rights and remedies without further notice. Except as limited and/or modified by this Agreement and by the documents executed in connection herewith, the Loan Documents shall be deemed to be in full force and effect during the period of this Agreement, and all provisions of the Loan Documents relating to the rights and remedies of Lender shall continue to be in effect until such time as all Obligations have been finally paid in full.

         4.02 Borrower hereby agrees and acknowledges that Lenders and Agent have no obligation to extend the Forbearance past November 30, 1998.

                                    ARTICLE V
                AMENDMENTS TO LOAN AGREEMENT AND OTHER AGREEMENTS

         5.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT AND RESTATEMENT OF CERTAIN DEFINITIONS. Effective as of the effective date of this Agreement, the definitions of "Borrowing Base," "Existing Boston Revolving Credit Note," "Existing Fleet Revolving Credit Note," "Revolving




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Credit Commitment," "Revolving Credit Notes" and "Seasonal Inventory Overadvance
Agreement" set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

         "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                  (a) (i) the Revolving Credit Commitment; minus (ii) 100% of the face amount of all standby Letters of Credit issued by Agent or covered by the provisions of an LC Risk Participation Agreement which are outstanding at such date; minus (iii) 45% of the face amount of all documentary Letters of Credit issued by Agent or covered by the provisions of an LC Risk Participation Agreement which are outstanding at such date; minus (iv) any reserves for accrued and unpaid royalty payments established by Agent and/or Lenders from time to time pursuant to Section 2.1(A) hereof (based on the amount of such accrued and unpaid royalty payments which are shown on Borrower's financial statements, as adjusted by Lenders in the exercise of their credit judgment); minus (v) all other reserves established by Agent and/or Lender from time to time pursuant to Section 2.1(A) hereof; minus (vi) the FX Amount; or

                  (b)      an amount equal to:

                           (i) (A) 85% (or such lesser percentage as Lenders may
                  in their discretion determine from time to time after the occurrence of a Default) of the net amount of Eligible Accounts outstanding as of the applicable Calculation Date plus (B) the lesser of $1,000,000 or 85% (or such lesser percentage as Lenders may in their discretion determine from time to time after the occurrence of a Default) of the net amount of Eligible Dated Accounts outstanding as of the applicable Calculation Date; plus (C) 85% (or such lesser percentage as Lenders may in their discretion determine from time to time after the occurrence of a Default) of the lesser of (a) $1,500,000 or (b) the net amount of Japanese Accounts outstanding as of the applicable Calculation Date;

                                      PLUS

                           (ii) the lesser of (A) during the time period
                  beginning June 30, 1998 and continuing through October 30, 1998, $45,000,000, and thereafter $35,000,000 or (B) the sum of: (1) (x) the lesser of (I) $5,000,000 or (II) 55% (or such lesser percentage as Lenders may in their discretion determine from time to time after the occurrence of a Default) of the value of Eligible Finished Goods Inventory consisting of "printed" finished goods as of the applicable Calculation Date plus (y) 55% (or such lesser percentage as Lenders may in their discretion determine from time to time after the occurrence of a Default) of the value of Eligible Inventory (other than Eligible Finished Goods Inventory consisting of "printed" finished goods), as of the applicable Calculation Date plus (2) the Seasonal Inventory Overadvance Amount as of the applicable Calculation Date.

                                      MINUS

                           (subtract from the sum of clauses (i) and (ii) above)

                           (iii) the sum of: (a) 100% of the face amount of all
                  standby Letters of Credit issued by Agent or covered by the provisions of an LC Risk Participation Agreement




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



                  which are outstanding at such date, (b) 45% of the face amount of all documentary Letters of Credit issued by Agent or covered by the provisions of an LC Risk Participation Agreement which are outstanding at such date, (c) any reserves for accrued and unpaid royalty payments established by Agent and/or Lenders from time to time pursuant to Section 2.1(A) hereof and based on the amount of such accrued and unpaid royalty payments which are shown on Borrower's financial statements, (d) all other reserves established by Agent and/or Lenders from time to time pursuant to Section 2.1(A) hereof, and (e) the FX Amount.

         For purposes of clause (b)(i) above, the net amount of Eligible Accounts or Eligible Dated Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts or such Eligible Dated Accounts, as the case may be, less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Account at such time.

         For purposes of clause (b)(ii) above and the definition of `Seasonal Inventory Overadvance Amount,' the value of Eligible Inventory on a date shall be calculated on the basis of the lower of cost or market. Cost shall be calculated on a first-in, first-out basis.

         Without limiting Lenders' discretion to adjust advance rates from time to time after the occurrence of a Default as provided above, Borrower acknowledges that Lenders may from time to time before or after the occurrence of a Default reduce the Inventory advance rate if Lenders determine that the size mix of Borrower's finished goods has materially changed from size mix as of the Closing Date."

         "Existing Boston Revolving Credit Note - that certain Third Amended and Restated Revolving Credit Note, dated September 29, 1997, in the original principal amount of $28,840,000.00 executed by Borrower and payable to the order of Boston."

         "Existing Fleet Revolving Credit Note - that certain Third Amended and Restated Revolving Credit Note, dated September 29, 1997, in the original principal amount of $41,160,000.00 executed by Borrower and payable to the order of Fleet."

         "Revolving Credit Commitment - During the time period beginning June 30, 1998 and continuing through October 30, 1998, $75,000,000.00, and thereafter $70,000,000.00. Fleet's maximum portion of the Revolving Credit Commitment during the time period beginning June 30, 1998 and continuing through October 30, 1998 is $44,100,000.00, i.e., Fleet's Revolving Credit Commitment during the time period beginning June 30, 1998 and continuing through October 30, 1998 is $44,100,000.00. Beginning October 31, 1998 and continuing thereafter, Fleet's maximum portion of the Revolving Credit Commitment is $41,160,000.00, i.e., Fleet's Revolving Credit Commitment during that time period is $41,160,000.00. Boston's maximum portion of the Revolving Credit Commitment during the time period beginning June 30, 1998, and continuing through October 30, 1998 is $30,900,000.00, i.e. Boston's Revolving Credit Commitment during the time period beginning on June 30, 1998 and continuing through October 30, 1998, is $30,900,000.00. Beginning October 31, 1998, and continuing thereafter, Boston's maximum portion of the Revolving Credit Commitment is $28,840,000.00 i.e., Boston's Revolving Credit Commitment during that time period is $28,840,000.00.

         "Revolving Credit Notes - those certain Fourth Amended and Restated Revolving Credit Notes, to be executed by Borrower on or about the date of the Second Amendment, in favor of each Lender, to evidence Borrower's indebtedness to such Lender for its Revolving Credit Percentage, the Fourth Amended and Restated Revolving Credit Note in favor of Fleet to be in the form of Annex I attached to the Second Amendment, as the same may be amended, renewed, extended, modified or restated from time to time, the provisions of which are in amendment and restatement of, and in replacement for, the provisions of the Existing Fleet Revolving Credit Note, and the Fourth Amended and Restated Revolving Credit Note in favor of Boston to be in the form of Annex II attached to the Second Amendment, as the same may be amended, renewed, modified, extended or restated from time to time, the provisions of which are in amendment and restatement of, and in replacement for, the provisions of the Existing Boston Revolving Credit Note."

         "Seasonal Inventory Overadvance Amount - during the period (but only during the period) beginning June 30, 1998 and continuing through October 31, 1998, the lesser of (a) $7,000,000.00 or (b) 10% (or such lesser percentage as Lenders may in their discretion determine from time to time after the occurrence of a Default) of the value of the Eligible Inventory consisting of "blank" finished goods inventory of Borrower at such date. Beginning November 1, 1998, and continuing through March 31, 1999, the Seasonal Inventory Overadvance Amount shall be $0.00. Beginning with calendar year 1999, and continuing through each succeeding calendar year during the term of this Agreement, the Seasonal Inventory Overadvance Amount shall be during the period (but only during the period) beginning April 1 and continuing through September 30 of each such calendar year the lesser of (a) $4,500,000 or (b) 10% (or such lesser percentage as Lenders may in their discretion determine from time to time after the occurrence of a Default) of the value of Eligible Inventory consisting of "blank" finished goods inventory of Borrower at such date. Beginning October 1 of each such calendar year and continuing through March 31 of the following year, the Seasonal Inventory Overadvance Amount shall be $0.00."

         5.02 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF DEFINITION. Effective as of the effective date of this Agreement, Section 1.1 of the Loan Agreement is hereby amended by adding thereto in alphabetical order the following definition:

                  "Second Amendment - that certain Forbearance Agreement and Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of June 30, 1998, executed by Borrower, Lenders and Agent."

         5.03 AMENDMENT TO SUBSECTION 2.1(A) OF THE LOAN AGREEMENT. Effective as of June 30, 1998, Subsection 2.1(A) of the Loan Agreement is amended by amending and restating the fifth sentence of Subsection 2.1(A) to read in its entirety as follows:

                  "Notwithstanding the foregoing provisions of this Section 2.1(A), Borrower and Lenders agree Agent shall have the right to establish and/or eliminate reserves in such amounts, with respect to such matters, as Agent shall in its sole discretion deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this Section 2.1(A), including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business;
         (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement;
         (v) tax liabilities and (vi) such other matters, events, conditions or contingencies as to which Agent, in its sole discretion, determines reserves should be established from time to time hereunder."

         5.04 ADDITION OF A NEW SECTION 2.11 TO THE LOAN AGREEMENT. Effective as of June 30, 1998, a new Section 2.11 Structure of Credit Facility is hereby added to the Loan Agreement, to read in its entirety as follows:

                  "2.11 Structure of Credit Facility. Each Borrower agrees and acknowledges that the present structure of the credit facility detailed in this Agreement is based in part upon the financial and other information presently known to Agent and Lenders regarding each Borrower, the organizational structure of Borrowers, and the present financial condition of each Borrower. Each Borrower hereby agrees that upon the occurrence of a Default, Agent shall have the right, in its sole credit judgment, to require that any or all of the following changes be made to this credit facility: (i) establish a separate "borrowing base" for each Borrower, (ii) advance a Revolving Credit Loan specifically to a specific Borrower, based on such Borrower's availability under its own "borrowing base", (iii) restrict loans and advances between Borrowers, (iv) establish separate lockbox and dominion accounts for each Borrower, and (v) establish such other procedures as shall be reasonably deemed by Agent to be useful in tracking where Loans are made under this Agreement and the source of payments received by Agent on such Loans."

         5.05 AMENDMENT TO SUBSECTION 3.1(A) OF THE LOAN AGREEMENT. Effective as of June 30, 1998, Subsection 3.1(A) of the Loan Agreement is hereby amended as follows:

                  (a) The reference to the phrase "one and three-fourths percent (1.75%)" is hereby deleted and substituted therefore is the phrase "two and three fourths percent (2.75%)."

                  (b) The reference to the phrase "one-quarter percent (0.25%)" is hereby deleted and substituted therefore is the phrase "one and one-quarter percent (1.25%)."

         5.06 AMENDMENT AND RESTATEMENT OF SUBSECTION 3.3(B) OF THE LOAN AGREEMENT. Effective as of June 30, 1998, Subsection 3.3(B) of the Loan Agreement is amended and restated to read in its entirety as follows:

                  "(B) At the effective date of any such termination by Borrower, Borrower shall pay to Agent, for the benefit of Lenders, in accordance with their respective Revolving Credit Percentage (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) one and one-half percent (1.5%) of the Average Daily Loan Balance for the one year period preceding the date of termination if the termination occurs during the period from June 30, 1998 to and including June 30, 1999, and (ii) one-half of one percent (0.5%) of the Average Daily Loan Balance for the one year period preceding the date of termination if the termination occurs after June 30, 1999. No prepayment fee shall be payable if the termination occurs on the last day of the Original Term or any Renewal Term."

         5.07 ACCOUNTS RECEIVABLE AND INVENTORY REPORTING. In addition to and not in limitation of any other reporting requirements of Borrower under the Loan Agreement, Borrower hereby agrees and acknowledges that Borrower is now required
(i) to report accounts receivable on a daily basis, (ii) to report inventory on weekly basis, and (iii) to report ineligible accounts receivable and ineligible inventory on a weekly basis, and that beginning on September 15, 1998, Borrower will be required to report inventory on a daily basis.



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




         5.08 AMENDMENT TO SUBSECTION 9.1(J) (ii) OF THE LOAN AGREEMENT. Effective as of June 30, 1998, Subsection 9.1(J)(ii) of the Loan Agreement is hereby amended by deleting therefrom the phrase "forty-five (45)" and substituting therefore the phrase "thirty (30)".

         5.09 SUSPENSION OF COMPLIANCE WITH FINANCIAL COVENANT SET FORTH IN
SECTION 9.3 OF THE LOAN AGREEMENT. During the Forbearance, compliance with each of the financial covenants set forth in Section 9.3 of the Loan Agreement is hereby suspended. At the expiration of the Forbearance, the financial covenants set forth in Section 9.3 of the Loan Agreement shall be reinstated.

         5.10 FINANCIAL COVENANTS DURING FORBEARANCE PERIOD. During the Forbearance, Borrower covenants that, unless otherwise consented to by Lenders in writing, it shall:

                  (a) EBITDA. As of the end of each fiscal month of Borrower ending closest to the dated indicated below, maintain EBITDA of not less than the amount indicated below for the time period indicated below:

                  Relevant Time Period                                          Amount
                  --------------------                                          ------
         (i)      One month period ending July 4, 1998                 (i)      ($1,000,000)

         (ii)     Two month period ending August 8, 1998               (ii)     $0.00 (zero dollars)

         (iii)    Three month period ending September 5, 1998          (iii)    $2,500,000

         (iv)     Four month period ending October 3, 1998             (iv)     $7,527,000

         (v)      Five month period ending November 7, 1998            (v)      $10,580,000


         For the purposes of this Agreement, "EBITDA" shall mean for any fiscal period of Borrower the sum of (A) Consolidated Adjusted Net Earnings from Operations for such period, plus (B) Consolidated amortization expense and Consolidated depreciation expense for such period (to the extent deducted in calculating Consolidated Adjusted Net Earnings from Operations), plus (C) Consolidated Interest Expense for such period (to the extent deducted in calculating Consolidated Adjusted Net Earnings from Operations), plus (D) Consolidated Tax Expense of Borrower for such period (to the extent deducted in calculating Consolidated Adjusted Net Earnings from Operations).

                  (b) Minimum Daily Availability. At the end of each day during the time period set forth below, maintain Availability of not less than the amount indicated below during the time period indicated below:

                  Relevant Time Period                                          Amount
                  --------------------                                          ------
         (i)      June 30, 1998 through September 29, 1998             (i)      $0.00

         (ii)     September 30, 1998 through October 31, 1998          (ii)     $5,000,000

         (iii)    November 1, 1998 through November 15, 1998           (iii)    $7,500,000

         (iv)     November 16, 1998 through November 30, 1998          (iv)     $10,000,000



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

         For the purpose of this Agreement, "Availability" shall mean the amount that Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of the Revolving Credit Loans then outstanding (including any amounts which Agent or any Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         6.01 CONDITIONS TO EFFECTIVENESS. Notwithstanding anything herein to the contrary, the effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders and Agent:

                  (a) Lenders shall have received each of the following, each of which shall be in form and substance satisfactory to Lenders, in their sole discretion:

                           (i) this Agreement, duly executed by Borrower,
                  together with the Consent, Ratification and Release duly executed by Brazos Sportswear, Inc.;

                           (ii) (a) the Fourth Amended and Restated Revolving
                  Credit Note, in the form of Annex I attached hereto, duly executed by Borrower, in favor of Fleet, and (b) the Fourth Amended and Restated Revolving Credit Note, in the form of Annex II attached hereto, duly executed by Borrower, in favor of Boston;

                           (iii) the written opinion of Porter & Hedges, L.L.P.,
                  counsel to Borrower, regarding Borrower, the execution of this Agreement, the other Loan Documents executed in connection herewith, and the other transactions contemplated hereby, to be in form and substance satisfactory to Lenders, in their sole discretion;

                           (iv) a closing certificate signed by the chief
                  executive officer of Borrower, dated as of the date of this Agreement, stating that (A) the representations and warranties set forth in Section 8 of the Loan Agreement, as amended by this Agreement, are true and correct as of such date, other than for such representations and warranties which relate to a specific date, (B) other than for the Existing Default, Borrower is on such date in compliance with all the terms and provisions set forth in the Loan Agreement, as amended by this Agreement, and (C) on such date, other than for the Existing Default, no Default or Event of Default has occurred or is continuing, except for such Defaults or Events of Default as have been specifically disclosed in writing by Borrower to Agent;

                           (v) a company general certificate, certified by the
                  Secretary or Assistant Secretary of the Borrower, acknowledging (A) that as to Brazos, the managers of Brazos have met and have adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Brazos of this Agreement and all other Loan Documents to which Brazos is or is to be a party, and that as to Morning Sun, the Board of Directors of Morning Sun has met and adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Morning Sun of this Agreement and all other Loan Documents to which Morning Sun is or is to be a party and (B) the names of the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

                           (vi) such additional documents, instruments and
                  information as Lenders or their legal counsel may request.

                  (b) Other than for the Existing Default, No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically disclosed in writing by Borrower to Agents.

                  (c) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, other than for such representations and warranties which relate to a specific date.

                  (d) All limited liability company and corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lenders and Agent and their legal counsel.

In addition, the effectiveness of the Forbearance shall be subject to the satisfaction of the conditions set forth in Section 6.02(a) through 6.02(c), inclusive.

         6.02 CONDITIONS TO CONTINUATION OF FORBEARANCE. In addition to and not in limitation of any other provision of this Agreement, unless each of the following conditions are and continue to be fully satisfied in a manner satisfactory to Agent, at Agent's option, the Forbearance shall terminate (each condition being separate and independent of each other condition, such that the satisfaction of any one or more, or the waiver of satisfaction by Agent or Lenders of any one or more, or the waiver of satisfaction by Agent or Lenders of any one or more, shall not affect the absolute obligation of Borrower to satisfy each separate condition):

                  (a) No Event of Default or Default (other than the Existing Default) shall have occurred and be continuing.

                  (b) The representations and warranties contained in this Agreement shall be true and correct.

                  (c) Borrower shall not be in default under any of the provisions of this Agreement.

         6.03 FAILURE OF CONDITION. The failure of any condition in this Agreement to be satisfied shall constitute an Event of Default under the Loan Agreement and a default under this Agreement, and upon such occurrence Agent shall be entitled to terminate the Forbearance and each of Agent and Lenders shall be entitled to exercise any and all of its rights and remedies available under any of the Loan Documents.

                                   ARTICLE VII
                                    NO WAIVER

         7.01 Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Agreement, or of any other contract or instrument between Borrower and Agent and/or Lenders, and Agent's and/or any Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and Lenders to thereafter demand strict compliance therewith. Each of Agent and Lenders hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Agreement and any other contract or instrument between Borrower and Agent and/or Lenders. This Agreement is not to be construed as a cure or forgiveness of the Existing Default.

                                  ARTICLE VIII
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         8.01 RATIFICATIONS. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        8.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and Lenders (a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite limited liability company or corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Morning Sun or the Certificate of Formation or regulations of Brazos; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) other than the Existing Default, no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lenders; and (d) other than the Existing Defaults Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         9.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

         9.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended



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



hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

         9.03 EXPENSES OF AGENT AND LENDERS. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and each Lender's legal counsel, and all costs and expenses incurred by Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the costs and fees of Agent's legal counsel and each Lender's legal counsel.

         9.04 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         9.05 SUCCESSORS AND ASSIGNS. This Agreement is binding upon and shall inure to the benefit of Agent, Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

         9.06 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         9.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         9.08 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         9.09 APPLICABLE LAW. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         9.10 FINAL AGREEMENT. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF IN THE DATE THIS AGREEMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         9.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR




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



NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ANY LENDER, ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]















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



         Executed this 30th day of June, 1998, but effective for all purposes as provided in Section 2.01 hereof.

                                 BRAZOS SPORTSWEAR, L.L.C.

                                 By:     ______________________________________
                                 Name:   ______________________________________
                                 Title:  ______________________________________


                                 MORNING SUN, INC.

                                 By:     ______________________________________
                                 Name:   ______________________________________
                                 Title:  ______________________________________


                                 FLEET CAPITAL CORPORATION,
                                 as Agent

                                 By:     ______________________________________
                                 Name:   ______________________________________
                                 Title:  ______________________________________


                                 FLEET CAPITAL CORPORATION,
                                 in its individual capacity

                                 By:     ______________________________________
                                 Name:   ______________________________________
                                 Title:  ______________________________________


                                 BANKBOSTON, NA

                                 By:     ______________________________________
                                 Name:   ______________________________________
                                 Title:  ______________________________________

                        CONSENT, RATIFICATION AND RELEASE


         The undersigned hereby consents to the terms of the within and foregoing Forbearance Agreement and Second Amendment to Third Amended and Restated Loan and Security Agreement ("Amendment"), confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect on the date executed, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any Loan Documents. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND EACH LENDER, AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OR WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE AND ARISING FROM ANY "LOANS," INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT, AS AMENDED HEREBY, OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                                 BRAZOS SPORTSWEAR, INC.,
                                 a Delaware corporation

                                 By:      ______________________________________
                                 Name:    ______________________________________
                                 Title:   ______________________________________





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